UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2025

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 631-8261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2025, on April 8, 2025, RYVYL Inc., a Nevada corporation (the “Company”), received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the Company’s stockholders’ equity of ($1,492,000) as of December 31, 2024, it is no longer in compliance with the minimum stockholders’ equity requirement of $2.5 million for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”). The Notice also provided the Company until May 23, 2025, to submit a compliance plan to Nasdaq, which, if accepted, would result in an extension of up to 180 calendar days from the date of the Notice for the Company to evidence compliance. On May 21, 2025, the Company submitted a compliance plan to Nasdaq to regain compliance with Equity Rule (the “Compliance Plan”).

On May 23, 2025, the Company received a letter from Nasdaq (the “Nasdaq Extension Letter”) stating that, based on the information presented in the Compliance Plan, Nasdaq has determined to grant the Company an extension to regain compliance with the Equity Rule. Pursuant to the terms of the Nasdaq Extension Letter, the Company is required to raise financing and provide sufficient evidence to Nasdaq, on or before October 6, 2025, that the Company believes it is in compliance with the Equity Rule.

Notwithstanding the Company’s providing the evidence required by Nasdaq, on or before October 6, 2025, if the Company fails to demonstrate compliance with the Equity Rule in the audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s common stock may be subject to delisting.

If the Company does not satisfy any of the required terms in the Nasdaq Extension Letter, Nasdaq will provide the Company with written notification that its common stock will be delisted. In such event, the Company will have the right to appeal such delisting determination to a Nasdaq Hearings Panel.

The Company is diligently working to satisfy the conditions set forth in the Nasdaq Extension Letter, including raising the financing necessary to regain compliance with the Equity Rule. However, there can be no assurance that the Company will be successful in meeting such conditions or that the Company will be able to maintain its listing on Nasdaq.

Item 7.01. Regulation FD Disclosure

On May 27, 2025, the Company issued a press release with respect to the Nasdaq Extension Letter, a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by RYVYL Inc. on May 27, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

Forward-Looking Statements

This Current Report, including exhibits attached herein, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words, including statements regarding the Company’s ability to regain compliance with the minimum stockholders’ equity requirement and the Company’s intention to submit a plan to Nasdaq to regain compliance with the minimum stockholders’ equity requirement. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements.

There may be events in the future that the Company is not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings filed with the SEC (including its Current Reports on Form 8-K and Quarterly Reports on Form 10-Q), including the risk that the Company may not meet the minimum stockholders’ equity requirement in the required timeframe or, in the future, the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, the risk that Nasdaq may not grant the Company relief from delisting if necessary, and the risk that the Company may not ultimately meet applicable Nasdaq requirements, the regulatory environment in which the Company operates, rapid changes in technology and in the Company’s industry, turmoil in the banking sector with respect to payment-processing and digital asset management, strategic growth opportunities and initiatives, and the Company’s proprietary technology. These statements are also subject to any damages the Company may suffer as a result of previously announced litigation or action of any governmental agencies. Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2025	RYVYL Inc.

	By:	/s/ Fredi Nisan
		Name:	Fredi Nisan
		Title:	Chief Executive Officer

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